VIA EDGAR

Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

Re:	Retirement Income Builder Variable Annuity Account

File No. 811-07689, CIK 0001016809

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Retirement Builder Variable Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust filed its Semi Annual report with the Commission via EDGAR (CIK: 0000778207);

•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) filed its Semi Annual report with the Commission via EDGAR (CIK: 0000896435);

•	AllianceBernstein Variable Products Series Fund, Inc. filed its Semi Annual report with the Commission via EDGAR (CIK: 0000825316);

•	Davis Variable Account Fund, Inc. filed its Semi Annual report with the Commission via EDGAR (CIK: 0001084060);

•	Federated Insurance Series filed its Semi Annual report with the Commission via EDGAR (CIK: 0000912577);

•	Franklin Templeton Variable Insurance Products Trust filed its Semi Annual report with the Commission via EDGAR (CIK: 0000837274);

•	MFS® Variable Insurance Trust filed its Semi Annual report with the Commission via EDGAR (CIK: 0000918571);

•	Oppenheimer Variable Account Funds filed its Semi Annual report with the Commission via EDGAR (CIK: 0000752737);

•	Putnam Variable Trust filed its Semi Annual report with the Commission via EDGAR (CIK: 0000822671); and

•	Columbia Funds Variable Insurance Trust I, filed its Semi Annual report with the Commission via EDGAR (CIK: 0001049787).

•	Dreyfus Stock Index Fund, Inc. filed its Semi Annual report with the Commission via EDGAR (CIK: 0000890064).

•	Dreyfus Variable Investment Fund filed its Semi Annual report with the Commission via EDGAR (CIK: 0000813383).

Securities and Exchange Commission

•	JPMorgan Insurance Trust filed its Semi Annual report with the Commission via EDGAR (CIK: 0000909221).

•	Fidelity Variable Insurance Products Fund filed its Semi Annual report with the Commission via EDGAR (CIK: 0000356494; 0000831016; 0000927384). Wells Fargo Advantage Variable Trust Funds file its Semi Annual report with the Commission via EDGARD (CIK:0001081402)

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual Report with the Commission via EDGAR. To the extent necessary, these filing are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Life Insurance Company